SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           __________________________
                       Date of Report
                       (Date of earliest
                       event reported):   March 6, 1997



                       Effective Management Systems, Inc.
             (Exact name of registrant as specified in its charter)


           Wisconsin                 0-23438                39-1292200
        (State or other      (Commission File Number)      IRS Employer
        jurisdiction of                                 Identification No.)
        incorporation)


               12000 West Park Place, Milwaukee, Wisconsin  53224
          (Address of principal executive offices including zip code)


                                 (414) 359-9800
                        (Registrant's telephone number)

   Item 5.   Other Events.

             Effective Management Systems, Inc. (NASDAQ: EMSI, EMSIW) disclosed, on March 6, 1997, that it expects to report an estimated net loss of $750,000 to $950,000, or 19 cents to 24 cents a share, for the fiscal first quarter ended February 28, primarily reflecting a delay in the finalization of a major contract.

             EMS continues to expect successful closure of the contract, with a Fortune 500 manufacturer, during the second quarter ending May 31. The company also may initiate other specific measures to help improve the profitability of the current quarter.

             The delay in the finalization of this contract, plus some softness in new-account sales, however, mean that first-quarter revenues and net results will fall short of initial internal projections.

             This filing includes forward-looking statements regarding the company's expectations of its first quarter financial results and of closing successfully the contract referenced above. These statements are subject to certain risks and uncertainties which could cause the actual results to differ materially from those currently anticipated. Factors which could affect the actual results include, among others, final calculation of the first quarter results as well as decisions which the potential manufacturing customer may make regarding the timing and impact of the company's product to support the customer's strategic plan. These factors should be considered in evaluating the forward-looking statements because no assurance can be given that the actual financial results will be within the projected range or that the contract ultimately will be closed.

   Item 7.  Financial Statements, Pro Forma Financial Information and
   Exhibits

             (a)  Not applicable.

             (b)  Not applicable.

             (c)  Exhibits.  The following exhibit is being filed herewith:

                  (99.1)    Press Release, dated March 6, 1997.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EFFECTIVE MANAGEMENT
                                      SYSTEMS, INC.
                                      (Registrant)


   Dated:    March 14, 1997           By:  /s/ Jeffrey J. Fossum
                                           Jeffrey J. Fossum
                                           Chief Financial Officer &
                                           Assistant Treasurer
                                           (Principal Financial and
                                            Accounting Officer)

                       EFFECTIVE MANAGEMENT SYSTEMS, INC.
                            EXHIBIT INDEX TO FORM 8-K

            Exhibit

            (99.1)     Press Release, dated March 6, 1997